EXHIBIT 99.1
UNITED STATES BANKRUPTCY COURT
DISTRICT OF NEW JERSEY

In re: Tarragon Corporation	Case No. 09-10555 (DHS)
Reporting Period: 1/12/09 through 2/28/09

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

In preparing this monthly operating report, the Company has relied upon unaudited financial information and other analyses prepared by its accounting department.  The information and other data contained herein is deemed to be materially accurate, and is subject to certain timing and reclassification adjustments as more information becomes available.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ ERIN D. PICKENS	Date: March 13, 2009
Signature of Authorized Individual

Erin D. Pickens	CFO, Tarragon Corporation
Printed Name of Authorized Individual	Title of Authorized Individual

1Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
January 31, 2009

Unaudited – For Internal Use Only

	Tarragon Corporation	Tarragon Management Inc		Tarragon South Development Corporation		Tarragon Development Corporation		Tarragon Development Company LLC
ASSETS
REAL ESTATE INVENTORY	$4,172,452		$-		$-		$-		$-

LAND	-
BUILDING IMPROVEMENTS	-
LESS: ACCUMULATED DEPRECIATION	-

NET RENTAL REAL ESTATE	-		-		-		-		-

CASH AND CASH EQUIVALENTS	10,931,824
RESTRICTED CASH	253,739
GOODWILL	1,222,893		1,469,450
CONTRACTS RECEIVABLE	-
ACCOUNTS RECEIVABLE BASE RENT	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	1,948,161
DUE FROM AFFILIATE	535,149,325
PREPAID EXPENSES	3,549,764
DEPOSITS AND OTHER ASSETS	4,947,047		32,253
INVESTMENTS IN SUBSIDIARIES	(161,177,141)				(61,482,405)		(56,403,502)		(29,014,157)
DEFERRED TAX ASSET	-
DEFERRED FINANCING EXPENSES	3,776,967

TOTAL ASSETS	$404,775,031		$1,501,703		$(61,482,405)		$(56,403,502)		$(29,014,157)

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$169,666,867	$		$		$		$
ACCRUED PROPERTY TAXES	-
ACCRUED INTEREST	5,144,060
ACCOUNTS PAYABLE TRADE	1,177,242
DUE TO AFFILIATE	460,562,551
ACCOUNTS PAYABLE AND OTHER LIABILITIES	15,321,108		129,900
TENANT SECURITY DEPOSITS	-

TOTAL LIABILITIES	651,871,828		129,900		-		-		-

MINORITY INTEREST	-

SHAREHOLDERS' DEFICIT	(247,096,797)		1,371,803		(61,482,405)		(56,403,502)		(29,014,157)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$404,775,031		$1,501,703		$(61,482,405)		$(56,403,502)		$(29,014,157)

	(169,840,296)	RE of consolidated subs
	8,663,156	Investment in Keane Stud
	(161,177,141)

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
January 31, 2009
(Continued)
Unaudited – For Internal Use Only

	Block 88 Development, LLC	Charleston Tarragon Manager, LLC	MSCP, Inc.	Tarragon Stratford, Inc.	TDC Hanover Holdings, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$-	$-	$-	$-

LAND
BUILDING IMPROVEMENTS
LESS: ACCUMULATED DEPRECIATION

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS
RESTRICTED CASH
GOODWILL
CONTRACTS RECEIVABLE
ACCOUNTS RECEIVABLE BASE RENT
MISCELLANEOUS ACCOUNTS RECEIVABLE
DUE FROM AFFILIATE
PREPAID EXPENSES
DEPOSITS AND OTHER ASSETS
INVESTMENTS IN SUBSIDIARIES	(309,371)	15,097	(1,473)	(145,861)	(3,654,822)
DEFERRED TAX ASSET
DEFERRED FINANCING EXPENSES

TOTAL ASSETS	$(309,371)	$15,097	$(1,473)	$(145,861)	$(3,654,822)

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE
ACCRUED PROPERTY TAXES
ACCRUED INTEREST
ACCOUNTS PAYABLE TRADE
DUE TO AFFILIATE
ACCOUNTS PAYABLE AND OTHER LIABILITIES
TENANT SECURITY DEPOSITS

TOTAL LIABILITIES	-	-	-	-	-

MINORITY INTEREST

SHAREHOLDERS' DEFICIT	(309,371)	15,097	(1,473)	(145,861)	(3,654,822)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$(309,371)	$15,097	$(1,473)	$(145,861)	$(3,654,822)

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
January 31, 2009
(Continued)
Unaudited – For Internal Use Only

	Omni Equities Corporation		Fenwick Plantation Tarragon, LLC	Orion Towers Tarragon. LLP	Bermuda Island Tarragon LLC	The Park Development East, LLC
ASSETS
REAL ESTATE INVENTORY		$-	$54,168	$18,498,900	$-	$3,209,352

LAND			-	-	10,009,124	-
BUILDING IMPROVEMENTS			-	-	21,433,820	-
LESS: ACCUMULATED DEPRECIATION			-	-	(2,007,328)	-

NET RENTAL REAL ESTATE		-	-	-	29,435,616	-

CASH AND CASH EQUIVALENTS			300	-	47,486	-
RESTRICTED CASH			18,500	-	37,406	-
GOODWILL			-	-	-	-
CONTRACTS RECEIVABLE			-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT			-	-	15,059	-
MISCELLANEOUS ACCOUNTS RECEIVABLE			-	-	-	-
DUE FROM AFFILIATE			2,523,939	-	-	-
PREPAID EXPENSES			10,830	417	51,000	417
DEPOSITS AND OTHER ASSETS			5,072	-	23,090	688,352
INVESTMENTS IN SUBSIDIARIES		253,987	-	-	-	-
DEFERRED TAX ASSET			-	-	-	-
DEFERRED FINANCING EXPENSES			-	-	75,379	65,455

TOTAL ASSETS		$253,987	$2,612,809	$18,499,317	$29,685,036	$3,963,575

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$		$-	$7,690,400	$41,458,495	$3,600,000
ACCRUED PROPERTY TAXES			1,869	9,737	338,104	-
ACCRUED INTEREST			-	235,248	715,159	108,425
ACCOUNTS PAYABLE TRADE			1,799	190,874	95,296	-
DUE TO AFFILIATE			-	37,810,323	3,791,057	9,435,573
ACCOUNTS PAYABLE AND OTHER LIABILITIES			88,500	2,934,191	1,124,704	167,099
TENANT SECURITY DEPOSITS			-	-	95,737	-

TOTAL LIABILITIES		-	92,169	48,870,773	47,618,553	13,311,095

MINORITY INTEREST			-	-	-	-

SHAREHOLDERS' DEFICIT		253,987	2,520,640	(30,371,458)	(17,933,517)	(9,347,520)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT		$253,987	$2,612,809	$18,499,317	$29,685,036	$3,963,575

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
January 31, 2009
(Continued)
Unaudited – For Internal Use Only

	The Park Development West, LLC	One Las Olas, Ltd.	900 Monroe Development, LLC	Central Square Tarragon LLC	Tarragon Edgewater Associates, LLC
ASSETS
REAL ESTATE INVENTORY	$16,625,841	$7,585,551	$12,360,940	$7,714,814	$411,879

LAND	-	-	-	-	-
BUILDING IMPROVEMENTS	-	-	-	-	-
LESS: ACCUMULATED DEPRECIATION	-	-	-	-	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	-	75	-	75	1,000
RESTRICTED CASH	273,526	25,116	-	-	99,939
GOODWILL	-	-	-	-	-
CONTRACTS RECEIVABLE	-	-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT	-	-	-	-	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	-	-	-	-	-
DUE FROM AFFILIATE	-	645,786	-	-	8,588,225
PREPAID EXPENSES	652	115,005	567	542	-
DEPOSITS AND OTHER ASSETS	14,839	644,491	-	4,000	67,291
INVESTMENTS IN SUBSIDIARIES	-	-	-		-
DEFERRED TAX ASSET	-	-	-		-
DEFERRED FINANCING EXPENSES	-	24,880	30,000		-

TOTAL ASSETS	$16,914,857	$9,040,904	$12,391,507	$7,719,431	$9,168,334

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$15,119,023	$2,855,733	$3,900,000	$8,970,000	$-
ACCRUED PROPERTY TAXES	-	200,991	6,186	250,069	335,541
ACCRUED INTEREST	787,096	19,888	134,740	174,110	-
ACCOUNTS PAYABLE TRADE	105,040	52,750	5,886	46,052	11,666
DUE TO AFFILIATE	43,530,312	-	7,993,695	12,633,797	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	648,408	714,957	351,000	120	444,543
TENANT SECURITY DEPOSITS	-	-	-	-	-

TOTAL LIABILITIES	60,189,879	3,844,320	12,391,507	22,074,148	791,749

MINORITY INTEREST	-	-	-	-	-

SHAREHOLDERS' DEFICIT	(43,275,021)	5,196,584	-	(14,354,718)	8,376,584

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$16,914,857	$9,040,904	$12,391,507	$7,719,431	$9,168,334

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
January 31, 2009
(Continued)
Unaudited – For Internal Use Only

	Orlando Central Park Tarragon, L.L.C.	800 Madison Street Urban Renewal, LLC	Murfreesboro Gateway Properties, LLC	Tarragon Stonecrest LLC	Vista Lakes Tarragon, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$77,802,979	$-	$-	$-

LAND	1,294,027	-	2,535,600	3,464,400	-
BUILDING IMPROVEMENTS	6,053,998	-	27,541,096	1,809,711	-
LESS: ACCUMULATED DEPRECIATION	(2,012,126)	-	(301,420)	(463)	-

NET RENTAL REAL ESTATE	5,335,899	-	29,775,275	5,273,648	-

CASH AND CASH EQUIVALENTS	-	56,599	9,434	-	-
RESTRICTED CASH	-	172,916	163,585	-	-
GOODWILL	-	-	-	-	-
CONTRACTS RECEIVABLE	-	-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT	85,410	289	6,266	-	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	-	-	-	-	-
DUE FROM AFFILIATE	-	-	-	-	-
PREPAID EXPENSES	108,692	555	27,418	1,863	-
DEPOSITS AND OTHER ASSETS	45,605	-	22,838	73,709	-
INVESTMENTS IN SUBSIDIARIES	-	-	-	-	-
DEFERRED TAX ASSET	-	-	-	-	-
DEFERRED FINANCING EXPENSES	-	400,150	34,331	-	-

TOTAL ASSETS	$5,575,606	$78,433,487	$30,039,148	$5,349,219	$-

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$5,454,717	$66,793,680	$22,899,761	$5,589,164	$-
ACCRUED PROPERTY TAXES	139,805	-	401,985	33,573	-
ACCRUED INTEREST	174,597	260,995	1,365,282	338,046	-
ACCOUNTS PAYABLE TRADE	36,989	436,297	45,883	120,711	-
DUE TO AFFILIATE	2,592,725	8,027,864	7,940,359	4,954,940	892,891
ACCOUNTS PAYABLE AND OTHER LIABILITIES	425,768	3,141,384	1,470,808	490,836	-
TENANT SECURITY DEPOSITS	42,341	82,640	81,719	2,604	-

TOTAL LIABILITIES	8,866,943	78,742,860	34,205,797	11,529,874	892,891

MINORITY INTEREST	-	-	-	-	-

SHAREHOLDERS' DEFICIT	(3,291,336)	(309,372)	(4,166,649)	(6,180,655)	(892,891)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$5,575,606	$78,433,487	$30,039,148	$5,349,219	$-

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
January 31, 2009
(Continued)
Unaudited – For Internal Use Only

	Non Filing Entities Combined	Eliminations	Topsides	Total
ASSETS
REAL ESTATE INVENTORY	$122,523,657	$6,066,463	$-	$277,026,995

LAND	71,198,168			88,501,320
BUILDING IMPROVEMENTS	438,913,756			495,752,380
LESS: ACCUMULATED DEPRECIATION	(115,110,397)			(119,431,734)

NET RENTAL REAL ESTATE	395,001,527	-	-	464,821,965

CASH AND CASH EQUIVALENTS	439,521	(428,094)	649,651	11,707,871
RESTRICTED CASH	11,642,666		408	12,687,800
GOODWILL	-			2,692,343
CONTRACTS RECEIVABLE	-			-
ACCOUNTS RECEIVABLE BASE RENT	494,523			601,547
MISCELLANEOUS ACCOUNTS RECEIVABLE	315,165	397,686	(294,805)	2,366,208
DUE FROM AFFILIATE	148,661,810	(695,569,085)		-
PREPAID EXPENSES	2,844,322	(23,724)	214,269	6,902,588
DEPOSITS AND OTHER ASSETS	1,320,922	(373,964)		7,515,545
INVESTMENTS IN SUBSIDIARIES	-	320,582,803		8,663,155
DEFERRED TAX ASSET	-		1,275,812	1,275,812
DEFERRED FINANCING EXPENSES	5,375,410			9,782,572

TOTAL ASSETS	$688,619,523	$(369,347,915)	$1,845,336	$806,044,401

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$606,554,028			$960,551,867
ACCRUED PROPERTY TAXES	2,047,910	102,556		3,868,326
ACCRUED INTEREST	7,817,928			17,275,576
ACCOUNTS PAYABLE TRADE	1,875,491	8		4,201,984
DUE TO AFFILIATE	65,555,824	(665,721,912)		-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	17,799,418	(104,622)	1,845,385	46,993,506
TENANT SECURITY DEPOSITS	2,355,329			2,660,370

TOTAL LIABILITIES	704,005,927	(665,723,970)	1,845,385	1,035,551,631

MINORITY INTEREST	-	17,589,619		17,589,619

SHAREHOLDERS' DEFICIT	(15,386,404)	278,786,435	(49)	(247,096,848)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$688,619,523	$(369,347,915)	$1,845,336	$806,044,401

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Month Ended January 31, 2009

Unaudited - For Internal Use Only

	Tarragon Corporation	Tarragon Management Inc	Tarragon South Development Corporation	Tarragon Development Corporation	Tarragon Development Company LLC
REVENUE:
SALES	$-	$-	$-	$-	$-
RENTAL AND OTHER	20,467	78,696

TOTAL REVENUE	20,467	78,696	-	-	-

EXPENSES:
COST OF SALES	-	-
PROPERTY OPERATIONS	-	-
DEPRECIATION	-	-
IMPAIRMENT CHARGES	-	-
GENERAL AND ADMINISTRATIVE	1,241,994	175,886

TOTAL EXPENSES	1,241,994	175,886	-	-	-

OTHER INCOME AND EXPENSES:
EQUITY IN LOSS OF SUBSIDIARIES	(1,944,736)	-
MINORITY INTEREST INCOME OF PARTNERSHIPS AND JOINT VENTURES	-	-
INTEREST INCOME	20,775	-
INTEREST EXPENSE	(702,836)	-
GAIN (LOSS) ON EXTINGUISHMENT OF DEBT	-	-
GAIN (LOSS) ON SALE OF REAL ESTATE	-	-
LITIGATION, SETTLEMENTS AND OTHER CLAIMS	-	-

TOTAL OTHER INCOME AND EXPENSES	(2,626,797)	-	-	-	-

DISCONTINUED OPERATIONS	-	-	-	-	-

NET INCOME (LOSS)	$(3,848,324)	$(97,190)	$-	$-	$-

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Month Ended January 31, 2009
(Continued)
Unaudited - For Internal Use Only

	Block 88 Development, LLC	Charleston Tarragon Manager, LLC	MSCP, Inc.	Tarragon Stratford, Inc.	TDC Hanover Holdings, LLC
REVENUE:
SALES	$-	$-	$-	$-	$-
RENTAL AND OTHER

TOTAL REVENUE	-	-	-	-	-

EXPENSES:
COST OF SALES
PROPERTY OPERATIONS
DEPRECIATION
IMPAIRMENT CHARGES
GENERAL AND ADMINISTRATIVE

TOTAL EXPENSES	-	-	-	-	-

OTHER INCOME AND EXPENSES:
EQUITY IN LOSS OF SUBSIDIARIES
MINORITY INTEREST INCOME OF PARTNERSHIPS AND JOINT VENTURES
INTEREST INCOME
INTEREST EXPENSE
GAIN (LOSS) ON EXTINGUISHMENT OF DEBT
GAIN (LOSS) ON SALE OF REAL ESTATE
LITIGATION, SETTLEMENTS AND OTHER CLAIMS

TOTAL OTHER INCOME AND EXPENSES	-	-	-	-	-

DISCONTINUED OPERATIONS	-	-	-	-	-

NET INCOME (LOSS)	$-	$-	$-	$-	$-

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Month Ended January 31, 2009
(Continued)
Unaudited - For Internal Use Only

	Omni Equities Corporation	Fenwick Plantation Tarragon, LLC	Orion Towers	Bermuda Island Tarragon LLC	Trio East
REVENUE:
SALES	$-	$-	$-	$-	$-
RENTAL AND OTHER		-	-	262,762	-

TOTAL REVENUE	-	-	-	262,762	-

EXPENSES:
COST OF SALES		-	-	-	-
PROPERTY OPERATIONS		(1,262)	9,876	181,594	21,172
DEPRECIATION		-	-	48,916	-
IMPAIRMENT CHARGES		-	-	-	-
GENERAL AND ADMINISTRATIVE		37	-	-	2,040

TOTAL EXPENSES	-	(1,225)	9,876	230,510	23,212

OTHER INCOME AND EXPENSES:
EQUITY IN LOSS OF SUBSIDIARIES		-	-	-	-
MINORITY INTEREST INCOME OF PARTNERSHIPS AND JOINT VENTURES		-	-	-	-
INTEREST INCOME		-	-	-	-
INTEREST EXPENSE		-	(54,633)	(178,450)	(38,666)
GAIN (LOSS) ON EXTINGUISHMENT OF DEBT		-	-	-	-
GAIN (LOSS) ON SALE OF REAL ESTATE		-	-	-	-
LITIGATION, SETTLEMENTS AND OTHER CLAIMS		-	-	-	-

TOTAL OTHER INCOME AND EXPENSES	-	-	(54,633)	(178,450)	(38,666)

DISCONTINUED OPERATIONS	-	-	-	-	-

NET INCOME (LOSS)	$-	$1,225	$(64,509)	$(146,198)	$(61,878)

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Month Ended January 31, 2009
(Continued)
Unaudited - For Internal Use Only

	The Park Development West, LLC	One Las Olas Ltd.	900 Monroe Development, LLC	Central Square	Tarragon Edgewater Associates, LLC
REVENUE:
SALES	$460,100	$-	$-	$-	$101,882
RENTAL AND OTHER	-	-		2,000	-

TOTAL REVENUE	460,100	-	-	2,000	101,882

EXPENSES:
COST OF SALES	460,100	-		-	92,105
PROPERTY OPERATIONS	32,729	33,089		19,394	8,002
DEPRECIATION	-	-		-	-
IMPAIRMENT CHARGES	-	-		-	-
GENERAL AND ADMINISTRATIVE	24,068	597		-	-

TOTAL EXPENSES	516,897	33,686	-	19,394	100,107

OTHER INCOME AND EXPENSES:
EQUITY IN LOSS OF SUBSIDIARIES	-	-		-	-
MINORITY INTEREST INCOME OF PARTNERSHIPS AND JOINT VENTURES	-	-		-	-
INTEREST INCOME	-	-		-	-
INTEREST EXPENSE	(171,920)	(32,662)		(192,991)	-
GAIN (LOSS) ON EXTINGUISHMENT OF DEBT	-	-		-	-
GAIN (LOSS) ON SALE OF REAL ESTATE	-	-		-	-
LITIGATION, SETTLEMENTS AND OTHER CLAIMS	-	-		-	-

TOTAL OTHER INCOME AND EXPENSES	(171,920)	(32,662)	-	(192,991)	-

DISCONTINUED OPERATIONS	-	-	-	-	-

NET INCOME (LOSS)	$(228,717)	$(66,347)	$-	$(210,385)	$1,775

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Month Ended January 31, 2009
(Continued)
Unaudited - For Internal Use Only

	Orlando Central Park Tarragon, L.L.C.	800 Madison Street Urban Renewal, LLC	Murfreesboro Gateway Properties, LLC	Tarragon Stonecrest LLC	Non-Filing Entities Combined
REVENUE:
SALES	$-	$-	$-	$-	$242,000
RENTAL AND OTHER	52,846	-	240,074	13,802	6,318,147

TOTAL REVENUE	52,846	-	240,074	13,802	6,560,147

EXPENSES:
COST OF SALES	-	-	-	-	242,000
PROPERTY OPERATIONS	50,797	52,744	99,066	8,366	3,528,808
DEPRECIATION	15,322	-	63,476	209	1,153,931
IMPAIRMENT CHARGES	-	-	-	-	-
GENERAL AND ADMINISTRATIVE	-	-	-	-	160,055

TOTAL EXPENSES	66,120	52,744	162,542	8,575	5,084,794

OTHER INCOME AND EXPENSES:
EQUITY IN LOSS OF SUBSIDIARIES	-	-	-	-	-
MINORITY INTEREST INCOME OF PARTNERSHIPS AND JOINT VENTURES	-	-	-	-	40,323
INTEREST INCOME	-	-	-	-	-
INTEREST EXPENSE	(46,971)	(256,377)	(176,695)	(41,810)	(3,422,074)
GAIN (LOSS) ON EXTINGUISHMENT OF DEBT	-	-	-	-	(123,888)
GAIN (LOSS) ON SALE OF REAL ESTATE	-	-	-	-	1,462,886
LITIGATION, SETTLEMENTS AND OTHER CLAIMS	-	-	-	-	-

TOTAL OTHER INCOME AND EXPENSES	(46,971)	(256,377)	(176,695)	(41,810)	(2,042,754)

DISCONTINUED OPERATIONS	-	-	-	-	-

NET INCOME (LOSS)	$(60,245)	$(309,121)	$(99,163)	$(36,583)	$(567,401)

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Month Ended January 31, 2009
(Continued)
Unaudited - For Internal Use Only

	Eliminations	Disc Ops Reclass	Total
REVENUE:
SALES	$-	$-	$803,982
RENTAL AND OTHER	(78,696)	(24,693)	6,885,404

TOTAL REVENUE	(78,696)	(24,693)	7,689,386

EXPENSES:
COST OF SALES	-	-	794,205
PROPERTY OPERATIONS	-	(115,061)	3,929,313
DEPRECIATION	-	-	1,281,855
IMPAIRMENT CHARGES	-	-	-
GENERAL AND ADMINISTRATIVE		-	1,604,676

TOTAL EXPENSES	-	(115,061)	7,610,049

OTHER INCOME AND EXPENSES:
EQUITY IN LOSS OF SUBSIDIARIES	1,944,736	-	-
MINORITY INTEREST INCOME OF PARTNERSHIPS AND JOINT VENTURES	-	-	40,323
INTEREST INCOME	-	-	20,775
INTEREST EXPENSE	-	11,117	(5,304,968)
GAIN (LOSS) ON EXTINGUISHMENT OF DEBT	-	123,888	-
GAIN (LOSS) ON SALE OF REAL ESTATE	-	(1,462,886)	-
LITIGATION, SETTLEMENTS AND OTHER CLAIMS	-	-	-

TOTAL OTHER INCOME AND EXPENSES	1,944,736	(1,327,881)	(5,243,870)

DISCONTINUED OPERATIONS	-	1,237,513	1,237,513

NET INCOME (LOSS)	$1,866,040	$-	$(3,927,020)

TARRAGON CORPORATION
CASH FLOW FOR JANUARY 2009

	Cash Balance	Deposits		Disbursements		Payroll Disbursements		Intercompany	Cash Balance
	12/31/08	Pre 1/12/09	Post Petition	Pre 1/12/09	Post Petition	Pre 1/12/09	Post Petition	Transfers	1/31/09

Tarragon Corporation	12,162,002	1,293,211	1,593,916	(1,733,604)	(599,673)	(991,644)	(553,044)	(239,335)	10,931,829

Filing entities:
Rentals
Aldridge Apartments	1,766	185,108	-	-	-	-	-	(177,440)	9,434
Stonecrest Apartments	-	13,703	-	-	-	-	-	(13,703)	-
Orlando Central Park - see Note 1	-	-	-	-	-	-	-	-	-
Bermuda Island	501,916	307,099	-	(57,549)	-	-	-	(703,980)	47,486
800 Madison	52,011	39,755	-	(10,098)	-	-	-	(25,069)	56,599

Condo developments:
One Hudson Park	12,786	-	-	-	-	-	-	(11,786)	1,000
Las Olas River House	75	-	-	-	-	-	-	-	75
Twelve Oaks at Fenwick Plantation	300	-	-	-	-	-	-	-	300
Trio West	-	-	-	-	-	-	-	-	-

Land:
Central Square	75	-	-	-	-	-	-	-	75
Trio East	-	-	-	-	-	-	-	-	-
River Oaks	-	-	-	-	-	-	-	-	-
900 Monroe	-	-	-	-	-	-	-	-	-

Non-filing entities	(333,366)	1,430,529	214,859	(2,160,625)	(311,286)	0	-	1,171,313	11,424
Total Company	12,397,565	3,269,404	1,808,774	(3,961,875)	(910,959)	(991,644)	(553,044)	-	11,058,221

Topside entry - reclass negative cash accounts to liabilities									649,651
Cash Balance per Consolidating Balance Sheet									11,707,873

Note 1 - The entity does not have a separate bank account. Cash receipts are deposited into the Tarragon Corporation master account. Disbursements are also made by Tarragon Corporation.

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Month Ended January 31, 2009

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	12/31/2008			01/31/2009	12/31/2008			01/31/2009	12/31/08	01/31/09
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Filing Entities
Las Olas River House	(657,748)	101	-	(657,647)	657,647	2,610	14,472	645,785	(101)	(11,862)
Las Olas River House - Consol Entries	17,452,664			17,452,664	(17,452,664)			(17,452,664)	-	-
One Hudson Park	(8,704,624)	218,128	113,148	(8,599,644)	8,514,228	415,703	341,705	8,588,226	(190,396)	(11,418)
Orlando Central Park	2,568,798	16,534	35,730	2,549,602	(2,609,431)	47,688	30,983	(2,592,726)	(40,633)	(43,124)
Block 88/800 Madison	8,014,144	11,792	-	8,025,936	(8,014,794)	50,403	63,473	(8,027,864)	(650)	(1,928)
Block 88/800 Madison - Consol Entries	6,310,388	49,753		6,360,141	(6,310,388)		49,753	(6,360,141)	-	-
Twelve Oaks at Fenwick Plantation	(2,770,511)	160,346	1,280	(2,611,445)	2,522,926	161,358	160,346	2,523,938	(247,585)	(87,507)
Trio East	9,430,844	2,031	-	9,432,875	(9,433,542)	-	2,031	(9,435,573)	(2,698)	(2,698)
Trio West	43,506,995	54,010	51	43,560,954	(43,569,684)	181,040	141,668	(43,530,312)	(62,689)	30,642
Aldridge Apartments	8,049,984	22,463,106	22,563,935	7,949,155	(8,102,116)	250,936	89,180	(7,940,360)	(52,132)	8,795
Stonecrest Apartments	4,950,664	4,514,243	4,509,997	4,954,910	(4,946,309)	18,795	27,426	(4,954,940)	4,355	(30)
Central Square	12,555,478	79,748	2,120	12,633,106	(12,556,170)	2,812	80,439	(12,633,797)	(692)	(691)
Orion Towers	37,810,299	24	-	37,810,323	(37,810,323)	24	24	(37,810,323)	(24)	-
Orion Towers - Consol Entries	6,462,465	-	-	6,462,465	(6,462,465)	-	-	(6,462,465)	-	-
Bermuda Island	4,545,712	-	748,250	3,797,462	(4,539,307)	748,250	-	(3,791,057)	6,405	6,405
900 Monroe	7,986,170	7,504	-	7,993,674	(7,991,207)	18,974	21,461	(7,993,694)	(5,037)	(20)
Central Park at Lee Vista	866,646	-	-	866,646	(892,891)	-	-	(892,891)	(26,245)	(26,245)

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Month Ended January 31, 2009
(Continued)
	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	12/31/2008			01/31/2009	12/31/2008			01/31/2009	12/31/08	01/31/09
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Non Filing Entities
Home Finance Group LLC	264,009	-	264,009	-	(264,009)	-	(264,009)	-	-	-
Sold Property Expenses	(902,657)	89,037	5,969	(819,589)	902,657	5,969	89,037	819,589	-	-
Tarragon Warranty Company	(4,316,143)	243	3,000	(4,318,900)	4,316,143	503,000	500,243	4,318,900	-	-
Sage Residential	472,658	-	472,658	-	(472,658)	-	(472,658)	-	-	-
Mohegan Hill Office	68,620	-	-	68,620	(68,620)	-	-	(68,620)	-	-
275 Veterans	263,476	-	-	263,476	(263,476)	-	-	(263,476)	-	-
301 Route 17 (aka Meadows)	243,438	13,785	-	257,223	(226,370)	13,785	41,332	(253,917)	17,068	3,306
Ansonia	38,593,339	6,038,023	4,227,702	40,403,660	(38,606,956)	4,161,801	5,972,122	(40,417,277)	(13,617)	(13,617)
Ansonia - Consolidations	(11,143,776)	-	-	(11,143,776)	11,143,776	-	-	11,143,776	-	-
Sold Property Expenses For Sale Props	1,104,688	1,373	602	1,105,459	(1,104,688)	602	1,373	(1,105,459)	-	-
Sold Property Expenses Cont Ops	23,167	17,934	-	41,101	(23,167)	-	17,934	(41,101)	-	-
290 Veterans	(660,282)	-	-	(660,282)	660,282	-	-	660,282	-	-
Texas National Construction	(129,284)	-	-	(129,284)	129,284	-	-	129,284	-	-
390 Capitol Ave.	5,092,927	3,158	-	5,096,085	(5,094,077)	3,158	9,133	(5,100,052)	(1,150)	(3,967)
Forest Park Apartments	(716,190)	-	-	(716,190)	716,190	-	-	716,190	-	-
100 East Las Olas	3,722,917	-	-	3,722,917	(3,722,917)	-	-	(3,722,917)	-	-
Uptown Village - Commercial	626,281	4,734	-	631,015	(626,281)	-	4,734	(631,015)	-	-
Uptown Village - For Sale	8,869,796	75,242	-	8,945,038	(8,869,898)	102	75,524	(8,945,320)	(102)	(282)
Mirabella	18,426,253	127,149	106,443	18,446,959	(18,495,216)	222,090	158,798	(18,431,924)	(68,963)	15,035
Belle Meade	2,685,546	-	-	2,685,546	(2,655,123)	-	-	(2,655,123)	30,423	30,423
Alta Mar	(5,574,470)	23,512	-	(5,550,958)	5,560,353	23,512	63,882	5,519,983	(14,117)	(30,975)
Vineyard at Eagle Harbor	1,126,955	1,397,578	1,395,093	1,129,440	(1,119,693)	266,479	239,115	(1,092,329)	7,262	37,111

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Month Ended January 31, 2009
(Continued)
	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	12/31/2008			01/31/2009	12/31/2008			01/31/2009	12/31/08	01/31/09
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Non Filing Entities (continued)
Manchester Tolland	13,486,152	11,087,617	11,392,502	13,181,267	(13,540,552)	714,574	601,323	(13,427,301)	(54,400)	(246,034)
Kennesaw Farms	1,407,308	0	-	1,407,308	(1,407,308)	-	0	(1,407,308)	-	-
Whispering Oaks	23,100,835	9,596,492	9,553,516	23,143,811	(23,100,802)	278,914	321,890	(23,143,778)	33	33
Venetian Bay Village	(1,996,375)	-	-	(1,996,375)	1,996,375	-	-	1,996,375	-	-
Alexandria Place Consolidation Entries	(312,375)	-	-	(312,375)	312,375	-	-	312,375	-	-
Alexandria Pointe Consolidation Entries	(10,269)	-	-	(10,269)	10,269	-	-	10,269	-	-
Southridge Pointe Consolidation Entries	(27,778)	-	-	(27,778)	27,778	-	-	27,778	-	-
Wekiva Crest Consolidation Entries	188,802	-	-	188,802	(188,802)	-	-	(188,802)	-	-
Woods of Southridge Consolidation Entries	4,932	-	-	4,932	(4,932)	-	-	(4,932)	-	-
Forest Ridge Consolidation Entries	(377,565)	-	-	(377,565)	377,565	-	-	377,565	-	-
Venetian Bay II Consolidating Entries	(584,137)	-	-	(584,137)	584,137	-	-	584,137	-	-
Merritt Stratford	2,162,214	48,403	-	2,210,617	(2,162,214)	-	48,403	(2,210,617)	-	-
Vista Grande	25,515,205	-	-	25,515,205	(25,515,205)	-	-	(25,515,205)	-	-
Vintage at the Parke-TRI Consol Entries	(124,244)	-	-	(124,244)	194,431	-	-	194,431	70,187	70,187
The Exchange	29,402,509	22,929,920	22,739,688	29,592,741	(29,414,171)	120,788	287,596	(29,580,979)	(11,662)	11,762
Villas at 7 Dwarfs	(5,634,810)	25,242	123,588	(5,733,156)	5,628,552	148,796	46,096	5,731,252	(6,258)	(1,904)
Deerwood-Consolidating Entries	(2,142,570)	-	-	(2,142,570)	2,141,117	-	-	2,141,117	(1,453)	(1,453)
Lincoln Pointe Consolidating Entries	(67,142)	-	-	(67,142)	67,142	-	-	67,142	-	-
Villa Tuscany-TRI Consol Entries	(500,973)	-	-	(500,973)	500,973	-	-	500,973	-	-
The Montreux at Deerwood Lake	(3,202,137)	-	-	(3,202,137)	3,205,481	-	-	3,205,481	3,344	3,344
The Yacht Club	(27,861,489)	-	-	(27,861,489)	27,861,539	-	-	27,861,539	50	50
Georgetown at Celebration	(18,185,449)	-	-	(18,185,449)	18,184,183	-	-	18,184,183	(1,266)	(1,266)
Vintage at Abacoa-JV Cons	(23,669,081)	-	-	(23,669,081)	23,438,359	-	-	23,438,359	(230,722)	(230,722)

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Month Ended January 31, 2009
(Continued)
	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	12/31/2008			01/31/2009	12/31/2008			01/31/2009	12/31/08	01/31/09
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Non Filing Entities (continued)
1100 Adams-TRI Consol Entries	(7,555,557)	-	-	(7,555,557)	7,550,557	-	-	7,550,557	(5,000)	(5,000)
1118 Adams-TRI Consol Entries	4,729,011	49,408	9,135	4,769,284	(4,683,873)	9,135	49,408	(4,724,146)	45,138	45,138
1118 Adams Parking, Inc.	101,145	7,583	-	108,728	(101,933)	-	7,583	(109,516)	(788)	(788)
1118 Adams Parking - Eliminations	(185,180)	-	7,583	(192,763)	185,180	7,583	-	192,763	-	-
20 North Water Street	9,711,531	889	2,800	9,709,620	(9,711,531)	3,089	1,177	(9,709,619)	-	1
Southampton Pointe	(2,317,313)	125,487	-	(2,191,826)	2,165,594	125,487	125,487	2,165,594	(151,719)	(26,232)
Monterra at Bonita Springs	4,739,473	-	-	4,739,473	(4,739,544)	-	-	(4,739,544)	(71)	(71)
Brooks, The	(1,337,019)	-	-	(1,337,019)	1,337,081	-	-	1,337,081	62	62
200 Fountain Apartment Homes	603,260	-	-	603,260	(603,260)	-	-	(603,260)	-	-
Aspentree	395,393	429,127	131,625	692,895	(119,157)	318,946	310,897	(111,108)	276,236	581,787
Bayfront	(883,748)	-	-	(883,748)	883,519	-	-	883,519	(229)	(229)
River City Landing	2,167,195	-	-	2,167,195	(2,167,195)	-	-	(2,167,195)	-	-
Newport	(2,470)	-	-	(2,470)	-	-	-	0	(2,470)	(2,470)
Morningside	229,999	-	-	229,999	(231,935)	-	-	(231,935)	(1,936)	(1,936)
Fountainhead	(10,134,609)	-	-	(10,134,609)	10,130,007	-	-	10,130,007	(4,602)	(4,602)
Carlyle Towers	1,462,342	-	-	1,462,342	(1,462,870)	-	-	(1,462,870)	(528)	(528)
Courtyard at the Park	793,301	-	-	793,301	(796,694)	-	-	(796,694)	(3,393)	(3,393)
Cliffside Park	134,201	-	-	134,201	(134,201)	-	-	(134,201)	-	-
Vistas Observatory	(817,155)	-	-	(817,155)	817,155	-	-	817,155	-	-
Desert Winds/Silver Creek	(12,023,914)	273	48	(12,023,689)	12,021,579	-	4,505	12,017,074	(2,335)	(6,615)
Vintage at Legacy-Phase I	2,694,294	-	-	2,694,294	(2,694,294)	-	-	(2,694,294)	-	-
Meadowbrook	(2,897,829)	-	-	(2,897,829)	2,897,829	-	-	2,897,829	-	-
Acadian Place	(62)	-	-	(62)	-	-	-	0	(62)	(62)
Heather Hill - HUD	3,249,173	-	-	3,249,173	(3,249,173)	-	-	(3,249,173)	-	-
278 Main Street	(23,198)	-	-	(23,198)	23,198	-	-	23,198	-	-

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Month Ended January 31, 2009
(Continued)
	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	12/31/2008			01/31/2009	12/31/2008			01/31/2009	12/31/08	01/31/09
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Non Filing Entities (continued)
Lofts at the Mills	403,328	-	-	403,328	(403,328)	-	-	(403,328)	-	-
Northwest O'Hare - SS	(3,250,154)	-	-	(3,250,154)	3,250,154	-	-	3,250,154	-	-
1505 Highway 6	(364,977)	-	-	(364,977)	364,977	-	-	364,977	-	-
Madison at Park West	14,688	-	-	14,688	-	-	-	-	14,688	14,688
Mariner's Point	5,762,388	600	-	5,762,988	(5,762,388)	600	1,200	(5,762,988)	-	-
Rutherford - 290 Veterans	(106,494)	-	-	(106,494)	106,494	-	-	106,494	-	-
Block 99/102 - TRI Consol Entries	(24,586,519)	-	736	(24,587,255)	24,577,744	736	-	24,578,480	(8,775)	(8,775)
Gables Floresta	(1,319,706)	-	-	(1,319,706)	1,301,624	-	-	1,301,624	(18,082)	(18,082)
Northgate	12,934,714	-	-	12,934,714	(12,934,714)	-	-	(12,934,714)	-	-
Promenade at Reflection Lakes	(119)	-	-	(119)	-	-	-	-	(119)	(119)
Ballantrae	1,984,988	-	-	1,984,988	(1,982,579)	-	-	(1,982,579)	2,409	2,409
Merritt 8 Corporate Park	(1,961,521)	-	-	(1,961,521)	1,974,842	-	-	1,974,842	13,321	13,321
Mohegan Hill - Consolidation Entries	53,613,790	6,535	2,700	53,617,625	(53,613,800)	12,335	17,686	(53,619,151)	(10)	(1,526)
Mustang Creek	(419,127)	60,081	102,090	(461,136)	339,774	246,381	253,942	332,213	(79,353)	(128,923)
The Hamptons	(4,182,006)	-	12	(4,182,018)	4,182,006	12	-	4,182,018	-	-
Woodcreek - FL	(12,004,418)	156,483	167,982	(12,015,917)	11,986,752	164,039	171,591	11,979,200	(17,666)	(36,717)
Vintage at Plantation Bay	(1,042,489)	-	0	(1,042,489)	1,042,489	-	-	1,042,489	-	-
Vintage at Tampa Palms	(10,034,530)	1,421	-	(10,033,109)	10,070,071	1,303	1,303	10,070,071	35,541	36,962
Tuscany on the Intracoastal	(4,576,357)	-	-	(4,576,357)	4,567,431	-	-	4,567,431	(8,926)	(8,926)
WaterStreet at Celebration	(8,707,084)	-	-	(8,707,084)	8,698,713	-	-	8,698,713	(8,371)	(8,371)
Cason Estates	14,167,942	-	-	14,167,942	(14,190,343)	-	-	(14,190,343)	(22,401)	(22,401)
The Metropolitan	668,601	-	-	668,601	(668,362)	-	-	(668,362)	239	239
11 Mt Pleasant	14,645,327	17,401	11,000	14,651,728	(14,645,552)	176,062	182,238	(14,651,728)	(225)	-
33 Mt Pleasant	3,737,334	-	-	3,737,334	(3,737,334)	-	-	(3,737,334)	-	-

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Month Ended January 31, 2009
(Continued)
	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	12/31/2008			01/31/2009	12/31/2008			01/31/2009	12/31/08	01/31/09
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Non Filing Entities (continued)
French Villa	(1,948,142)	255,428	1,283,498	(2,976,212)	1,857,605	1,364,348	376,687	2,845,266	(90,537)	(130,946)
Southern Elms	(1,292,537)	418	51,226	(1,343,345)	1,231,443	96,038	103,510	1,223,971	(61,094)	(119,374)
Palm Court	(1,996,630)	-	-	(1,996,630)	1,992,112	-	-	1,992,112	(4,518)	(4,518)
Park Dale Gardens	(1,699,459)	-	-	(1,699,459)	1,674,574	-	-	1,674,574	(24,885)	(24,885)
Creekwood Village	(6,914,430)	-	-	(6,914,430)	6,897,468	-	-	6,897,468	(16,962)	(16,962)
Cross Creek	348,048	-	-	348,048	(349,448)	-	-	(349,448)	(1,400)	(1,400)
Kirklevington	849,667	-	-	849,667	(849,875)	-	-	(849,875)	(208)	(208)
Summit on the Lake	(2,552,111)	-	122,328	(2,674,439)	2,450,151	260,508	244,242	2,466,417	(101,960)	(208,022)
Regent, The	(1,857,885)	-	-	(1,857,885)	1,856,036	-	-	1,856,036	(1,849)	(1,849)
Forest Oaks - KY	422,123	-	-	422,123	(422,735)	-	-	(422,735)	(612)	(612)
Martin's Landing	(909,423)	-	-	(909,423)	908,534	-	-	908,534	(889)	(889)
Warwick Grove Consol Entries	3,024,811	-	-	3,024,811	(3,024,811)	-	-	(3,024,811)	-	-
Mayfaire at Windsor Park	(12,122,173)	15	15	(12,122,173)	12,137,843	15	15	12,137,843	15,670	15,670
Harbor Green	(8,227,956)	33,667	-	(8,194,289)	8,208,642	-	35,416	8,173,226	(19,314)	(21,063)
Vintage at Madison Crossing	512,712	-	-	512,712	(512,712)	-	-	(512,712)	-	-
Vintage on the Green	964,957	-	-	964,957	(961,255)	-	-	(961,255)	3,702	3,702
Vintage at Lake Lotta	109,479	-	-	109,479	(159,224)	-	-	(159,224)	(49,745)	(49,745)
5600 Collins	(214,775)	-	-	(214,775)	222,285	-	-	222,285	7,510	7,510
Block 102 (Comm Ctr) - Tarr consol	3,098,928	-	-	3,098,928	(3,098,928)	-	-	(3,098,928)	-	-
Block 106 - Tarr consol	9,076,872	10,195	-	9,087,067	(9,091,423)	18,340	26,917	(9,100,000)	(14,551)	(12,933)
Block 114 - Tarr consol	1,529,973	20,410	-	1,550,383	(1,555,699)	20,410	23,179	(1,558,468)	(25,726)	(8,085)
Block 104 - Tarr consol	(643,189)	50	-	(643,139)	643,139	50	50	643,139	(50)	-
Block 144 - Tarr consol	4,309,062	3,303	11	4,312,354	(4,309,062)	6,617	9,908	(4,312,353)	-	1
Block 112(MWH)- Tarr consol	11,778,179	7,568	-	11,785,747	(11,779,330)	13,986	21,457	(11,786,801)	(1,151)	(1,054)

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Month Ended January 31, 2009
(Continued)
	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	12/31/2008			01/31/2009	12/31/2008			01/31/2009	12/31/08	01/31/09
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Non Filing Entities (continued)
Block 103 - Tarr consol	918,114	-	-	918,114	(918,114)	-	-	(918,114)	-	-
Hoboken Cinema	1,490,337	-	-	1,490,337	(1,490,337)	-	-	(1,490,337)	-	-
Autumn Ridge Consol Entries	(4,031,015)	61,949	96,367	(4,065,433)	4,024,956	109,057	74,822	4,059,191	(6,059)	(6,242)
Dogwood Hills Consol Entries	(1,855,812)	44,269	58,271	(1,869,814)	1,842,088	68,047	53,903	1,856,232	(13,724)	(13,582)
Groton Towers Consol Entries	(4,292,022)	91,910	131,469	(4,331,581)	4,291,166	148,554	108,692	4,331,028	(856)	(553)
Gull Harbor Consol Entries	(1,566,635)	45,768	46,126	(1,566,993)	1,551,287	48,237	44,299	1,555,225	(15,348)	(11,768)
Hamden Center Consol Entries	(2,597,326)	53,079	81,466	(2,625,713)	2,452,275	95,742	67,309	2,480,708	(145,051)	(145,005)
Lakeview Consol Entries	(2,543,276)	88,596	88,432	(2,543,112)	2,526,282	101,242	100,440	2,527,084	(16,994)	(16,028)
Nutmeg Woods Consol Entries	(10,793,305)	289,724	399,999	(10,903,580)	10,806,550	464,724	355,648	10,915,626	13,245	12,046
Ocean Beach Consol Entries	(11,839,242)	270,444	390,772	(11,959,570)	12,030,121	460,710	340,116	12,150,715	190,879	191,145
Parkview Consol Entries	(5,348,139)	121,933	184,943	(5,411,149)	5,383,941	210,089	148,946	5,445,084	35,802	33,935
Sagamore Consol Entries	(3,353,416)	149,513	205,498	(3,409,401)	3,354,259	234,713	178,111	3,410,861	843	1,460
Woodcliff Consol Entries	(18,425,839)	442,709	615,705	(18,598,835)	18,438,528	696,554	523,693	18,611,389	12,689	12,554
200 Fountain Consol Entries	2,798,906	129,033	210,096	2,717,843	(2,784,278)	249,714	169,664	(2,704,228)	14,628	13,615
278 Main Consol Entries	691,437	99,936	112,824	678,549	(662,047)	139,308	129,536	(652,275)	29,390	26,274
Club at Danforth Consol Entries	(10,438,920)	249,772	385,141	(10,574,289)	10,521,704	428,540	292,449	10,657,795	82,784	83,506
Forest Park Consol Entries	(3,592,627)	117,229	212,628	(3,688,026)	3,584,243	235,857	140,453	3,679,647	(8,384)	(8,379)
Heather Hill Consol Entries	(24,418,407)	345,124	590,545	(24,663,828)	24,484,865	699,836	447,820	24,736,881	66,458	73,053
Liberty Building Consol Entries	(5,621,639)	132,020	184,451	(5,674,070)	5,490,217	208,705	156,579	5,542,343	(131,422)	(131,727)
Links at Georgetown Consol Entries	(8,014,215)	274,242	426,454	(8,166,427)	8,256,464	474,213	321,469	8,409,208	242,249	242,781
Lofts at the Mills Consol Entries	4,842,407	322,307	458,013	4,706,701	(4,834,664)	529,056	391,417	(4,697,025)	7,743	9,676
River City Consol Entries	(6,265,255)	218,286	255,485	(6,302,454)	6,236,715	329,932	289,466	6,277,181	(28,540)	(25,273)

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Month Ended January 31, 2009
(Continued)
	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	12/31/2008			01/31/2009	12/31/2008			01/31/2009	12/31/08	01/31/09
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Non Filing Entities (continued)
Villa Tuscany Consol Entries	(16,135,465)	-	-	(16,135,465)	15,972,034			15,972,034	(163,431)	(163,431)
Vintage at Legacy Consol Entries	(2,983,946)	332,575	358,820	(3,010,191)	2,968,489	494,441	468,196	2,994,734	(15,457)	(15,457)
Vintage at Madison Consol Entries	(3,012,566)	128,421	215,256	(3,099,401)	3,017,535	247,154	161,225	3,103,464	4,969	4,063
Vintage at the Parke Consol Entries	(3,487,515)	181,642	244,754	(3,550,627)	3,417,588	281,326	217,541	3,481,373	(69,927)	(69,254)
Vintage at Plantation Bay Consol Entries	(8,230,931)	215,170	294,601	(8,310,362)	8,300,719	334,326	255,238	8,379,807	69,788	69,445
Lakeview Mall	2,040,314	-	-	2,040,314	(2,039,025)	-	-	(2,039,025)	1,289	1,289
University Center (Southgate)	(349,376)	-	-	(349,376)	348,593	-	-	348,593	(783)	(783)
Mariner Plaza	(4,263,953)	-	-	(4,263,953)	4,260,662	-	-	4,260,662	(3,291)	(3,291)
Midway Mills Crossing	(4,474,166)	-	-	(4,474,166)	4,361,852	-	-	4,361,852	(112,314)	(112,314)
Northside Mall	(1,320,723)	-	-	(1,320,723)	1,320,723	-	-	1,320,723	-	-
Paradigm Loan 390 Cap Mariners Merritt S	(4,303,241)	-	-	(4,303,241)	4,303,241	-	-	4,303,241	-	-
Shortfall Note Floresta Ald Stonecrest	(13,831,500)	-	-	(13,831,500)	13,831,500	-	-	13,831,500	-	-
M. Barakat Note Receivable	(27,605)	-	(27,605)	-	27,605	-	27,605	-	-	-
Cochonour Note Receivable	(63,649)	-	(63,649)	-	63,649	-	63,649	-	-	-
Best Cleaners Note Receivable	(57,632)	-	(57,632)	-	57,632	-	57,632	-	-	-
Schwartz	(71,583)	-	(71,583)	-	71,583	-	71,583	-	-	-
Villa Maria	(167,314)	-	(167,314)	-	167,314	-	167,314	-	-	-
Denoto - Milwaukee	(38,563)	-	(38,563)	-	38,563	-	38,563	-	-	-
K-MART Friarbault	(15,698)	-	(15,698)	-	15,698	-	15,698	-	-	-
Pioneer Office Building	(345,408)	-	(345,408)	-	345,408	-	345,408	-	-	-
Shope	(26,769)	-	(26,769)	-	26,769	-	26,769	-	-	-
Josh Michaely	(160,392)	-	(160,392)	-	160,392	-	160,392	-	-	-
Park Norton Note Receivable	(22,085)	-	(22,085)	-	22,085	-	22,085	-	-	-

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Month Ended January 31, 2009
(Continued)

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	12/31/2008			01/31/2009	12/31/2008			01/31/2009	12/31/08	01/31/09
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Non Filing Entities (continued)
Midland Plaza Note Receivable	(30,565)	-	(30,565)	-	30,565	-	30,565	-	-	-
Bravo Strategic Marketing NR	(14,289)	-	(14,289)	-	14,289	-	14,289	-	-	-
English Village NR	968,773	-	968,773	-	(968,773)	-	(968,773)	-	-	-
Forest Park NR	(295,806)	-	(295,806)	-	295,806	-	295,806	-	-	-
Ginsburg NR	(300,593)	-	(300,593)	-	300,593	-	300,593	-	-	-
Mission Trace NR	(10,371)	-	(10,371)	-	10,371	-	10,371	-	-	-
AUG Entertainment Gr NR	(29,829)	-	(29,829)	-	29,829	-	29,829	-	-	-
Towne Centre NR	3,000,000	-	3,000,000	-	(3,000,000)	-	(3,000,000)	-	-	-
DR Horton NR	250,000	-	250,000	-	(250,000)	-	(250,000)	-	-	-
French Villa NR	-	250,000	250,000	-	-	250,000	250,000	-	-	-
	78,878,828	84,898,755	89,190,808	74,586,775	(80,069,114)	18,748,260	13,879,637	(75,200,491)	(1,190,286)	(613,716)

	78,878,828			74,586,775	(80,069,114)			(75,200,497)	(1,190,286)	(613,716)
	2			1	7			6	0	0

TARRAGON CORPORATION
Cash Reconciliation
Signature Master
Account 1501100540
January 31, 2009
GL Acct # 13383

	Bank Balance 01/31/09		3,155,340.83
	Add: Reconciling Items		0.00
	Less: O/S Checks/Wires/Achs		0.00
	Less: Check charges		0.00
	Add: Void checks		0.00
	Less: Misc Diff		0.00
	Book Balance 01/31/09		3,155,340.83

DATE	Outstanding Checks:	CK#	Amount

		Total	0.00

Reconciling Items:
	Pac West Disbursements		0.00

		Total	0.00

TARRAGON CORPORATION
Fund Level
For the Month Ended January 31, 2009

ACCOUNT	BATCH # JE #	INVOICE # CHECK #	REF	DESCRIPTION	DATE	DEBITS	CREDITS	BALANCE

1-0001-13383-99				TRI Inv Div Fund Level TRI Fund Level
				Opening Balance 01/01/09				1,572,004.03
	JRNL00074016		EC	*REC PAC WEST DISBURSEMENTS FUNDED - Sign	01/25/09		427,516.75
	JRNL00073950		EC	*Transfer CNL Bal to Signature Master	01/25/09	904,109.97
	JRNL00073948		EC	*Transfer Bank Atlantic Bal to Signature	01/25/09	129,896.34
	JRNL00073656	01/14/09	EC	REC SIGNATURE MASTER DEP 01/14	01/25/09	7,912.33
	JRNL00073600	01/07/09	EC	REC SIGNATURE MASTER TRF 1/07	01/25/09		2,036,765.79
	JRNL00073600	01/07/09	EC	REC SIGNATURE MASTER DEP 1/07	01/25/09	2,116,274.72
	JRNL00073657	01/16/09	EC	REC SIGNATURE MASTER TRF 01/16	01/25/09		17,742.01
	JRNL00073657	01/16/09	EC	REC SIGNATURE MASTER DEP 01/16	01/25/09	43,222.72
	JRNL00073656	01/14/09	EC	REC SIGNATURE MASTER TRF 01/14	01/25/09		143,794.71
	JRNL00073565	01/05/09	EC	REC SIGNATURE MASTER TRF 01/05	01/25/09		91,754.77
	JRNL00074032		EC	Rec returned checks	01/25/09	267.17
	JRNL00074032		EC	Rec returned checks	01/25/09	2,382.63
	JRNL00074032		EC	Rec returned checks	01/25/09	5,597.80
	JRNL00073565	01/05/09	EC	REC SIGNATURE MASTER DEP 01/05	01/25/09	531,100.06
	JRNL00073559	01/06/09	EC	REC SIGNATURE MASTER TRF 01/06	01/25/09		333,532.98
	JRNL00073559	01/06/09	EC	REC SIGNATURE MASTER DEP 01/06	01/25/09	185,551.11
	JRNL00073659	01/13/09	EC	REC SIGNATURE MASTER DEP 01/13	01/25/09	275,883.94
	JRNL00073677	01/21/09	EC	REC SIGNATURE MASTER DEP 1/21	01/25/09	11,080.28
	JRNL00073673	01/20/09	EC	REC SIGNATURE MASTER TRF 01/20	01/25/09		66,204.75
	JRNL00073673	01/20/09	EC	REC SIGNATURE MASTER DEP 1/20	01/25/09	7,172.25
	JRNL00073678	01/22/09	EC	REC SIGNATURE MASTER TRF 01/22	01/25/09		6,962.72
	JRNL00073678	01/22/09	EC	REC SIGNATURE MASTER DEP 1/22	01/25/09	12,269.84
	JRNL00073677	01/21/09	EC	REC SIGNATURE MASTER TRF 01/21	01/25/09		517,503.68
	JRNL00073669	01/08/09	EC	REC SIGNATURE MASTER TRF 1/08	01/25/09		179,818.83
	JRNL00073660	01/12/09	EC	REC SIGNATURE MASTER TRF 01/12	01/25/09		196,328.67
	JRNL00073660	01/12/09	EC	REC SIGNATURE MASTER DEP 01/12	01/25/09	56,200.97
	JRNL00073659	01/13/09	EC	REC SIGNATURE MASTER TRF 01/13	01/25/09		104,196.97
	JRNL00073669	01/08/09	EC	REC SIGNATURE MASTER DEP 1/08	01/25/09	886,777.26
	JRNL00073662	01/15/09	EC	REC SIGNATURE MASTER TRF 01/15	01/25/09		82,994.42
	JRNL00073662	01/15/09	EC	REC SIGNATURE MASTER DEP 1/15	01/25/09	225,212.63
	JRNL00074032		EC	Rec returned checks	01/25/09	3,646.72
	JRNL00073692	01/28/09	EC	REC SIGNATURE MASTER TRF 01/28	01/25/09		48,885.52
	JRNL00073692	01/28/09	EC	REC SIGNATURE MASTER DEP 1/28	01/25/09	14,778.81
	JRNL00073691	01/27/09	EC	REC SIGNATURE MASTER TRF 01/27	01/25/09		25,948.35

TARRAGON CORPORATION
Fund Level
For the Month Ended January 31, 2009
(Continued)

ACCOUNT	BATCH # JE #	INVOICE # CHECK #	REF	DESCRIPTION	DATE	DEBITS	CREDITS	BALANCE

	JRNL00073694	01/30/09	EC	REC SIGNATURE MASTER DEP 1/30	01/25/09	41,501.29
	JRNL00073693	01/29/09	EC	REC SIGNATURE MASTER TRF 01/29	01/25/09		158,201.95
	JRNL00073693	01/29/09	EC	REC SIGNATURE MASTER DEP 1/29	01/25/09	214,353.98
	JRNL00073691	01/27/09	EC	REC SIGNATURE MASTER DEP 1/27	01/25/09	5,809.38
	JRNL00073689	01/23/09	EC	REC SIGNATURE MASTER DEP 1/23	01/25/09	66,668.80
	JRNL00073558	01/02/09	EC	REC SIGNATURE MASTER TRF 01/02	01/25/09		681,570.74
	JRNL00073558	01/02/09	EC	REC SIGNATURE MASTER DEP 01/02	01/25/09	304,903.57
	JRNL00073690	01/26/09	EC	REC SIGNATURE MASTER TRF 01/26	01/25/09		112,943.67
	JRNL00073690	01/26/09	EC	REC SIGNATURE MASTER DEP 1/26	01/25/09	62,666.57
	JRNL00073689	01/23/09	EC	REC SIGNATURE MASTER TRF 01/23	01/25/09		49,747.07
	JRNL00073694	01/30/09	EC	REC SIGNATURE MASTER TRF 01/30	01/25/09		9,586.48
	JRNL00074030	Vintage at the G	EC	Rec returned checks	01/25/09	445.40
	JRNL00074030	Stonecrest	EC	Rec returned checks	01/25/09	387.30
	JRNL00074030	Aldridge	EC	Rec returned checks	01/25/09	6,798.92
	JRNL00074032		EC	Rec returned checks	01/25/09	74.00
	JRNL00074032		EC	Rec returned checks	01/25/09	7,142.70
	JRNL00074032		EC	Rec returned checks	01/25/09	17,835.11
	JRNL00074000	01/02/09	EC	CORRECT SIGNATURE MASTER TRF 01/02	01/25/09	190,221.42
	JRNL00073818	1/21/09	EC	XFER TO SIGNATURE MASTER FOR PR & OP EXP	01/25/09	1,100,000.00
	JRNL00073788		EC	TMI AP DISB - TTL TMI - Signature	01/25/09		478,030.24
	JRNL00073695		EC	TRSF WACH INV TO SIGNATURE	01/25/09	140,536.91
	JRNL00073919	Jan 09	EC	REC SIGNATURE T/F MASTER HB DISB	01/25/09		775,032.45
	JRNL00073821	01/09/09	EC	REC SIGNATURE MASTER TRF 1/09	01/25/09		399,303.98
	JRNL00073821	01/09/09	EC	REC SIGNATURE MASTER DEP 1/09	01/25/09	949,021.40

1-0001-13383-99				Total TRI Inv Div Fund Level TRI Fund Level		8,527,704.30	6,944,367.50	3,155,340.83

1-0001-13383-99				Total		8,527,704.30	6,944,367.50	3,155,340.83